EXHIBIT 32.1
Certification of Chief Executive Officer and Chief Financial Officer of SandRidge Energy, Inc.
(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
     In connection with the Annual Report of SandRidge Energy, Inc.(the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Tom L. Ward, Chief Executive Officer of the Company, and Dirk M. Van Doren, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tom L. Ward
Tom L. Ward
Chief Executive Officer
March 7, 2008

/s/ Dirk M. Van Doren
Dirk M. Van Doren
Chief Financial Officer
March 7, 2008